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                              HOLOPHANE CORPORATION

                           EMPLOYEE STOCK OPTION PLAN


                               SECTION 1.  PURPOSE

     The Holophane Corporation Employee Stock Option Plan (the "Plan") is designed to provide employees of Holophane Corporation (the "Company") and its U.S. and Canadian subsidiaries with the opportunity to acquire shares of common stock of the Company ("Stock"), by granting options to such employees on such dates not later than November 18, 2007 (each such date is herein referred to as an "Offering Date") to be exercised on such dates, in each case not later than 27 months after the related Offering Date (each such date of exercise is herein referred to as the "Exercise Date") as the Board of Directors of the Company (the "Board") may determine. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

                         SECTION 2.  ELIGIBLE EMPLOYEES

     All persons who on an Offering Date are U.S. or Canadian employees of the Company or of such of its U.S. or Canadian subsidiary corporations (within the meaning of Section 424(f) of the Code) as may be designated prior to such Offering Date by the Board ("Participating Subsidiaries") will be eligible to participate in the Plan except for:

               (a) directors of the Company or a Participating Subsidiary that are not employees;

               (b) employees whose customary employment is less than 20 hours per week or for not more than five months in any calendar year; and

               (c) any employee who, if granted an option under the Plan, would immediately after the option is granted own stock equal to five percent or more of the total combined voting power or value of all classes of stock of the Company and of its parent and subsidiary corporations (within the meaning of Section 423(b)(3) and 424(d) of the Code).

                          SECTION 3.  GRANT OF OPTIONS

     3.01. As of each Offering Date, each eligible employee shall be granted an option to purchase a maximum number of shares of Stock (decreased by any fractional amount required to make a whole share), which number of shares, when multiplied by the option price described in Section 3.02, will most closely approximate a percentage fixed by the Board prior to such Offering Date, of his total compensation (or a specified portion of such total compensation) for the period beginning the first day of the year following the Offering Date and ending on the last day of the second year following the Offering Date (the Payroll Deduction Period).

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     The number of shares so determined is subject to possible adjustment as provided in Sections 3.03 and 5 below.

     3.02. The option price for all shares for which options are granted on an Offering Date will be the lesser of:

          (a) an amount equal to 85% of the average of the high and low selling price of Stock on the NASDAQ Stock Exchange on the Offering Date, or if there is no such sale on the Offering Date, on the then most recent preceding day on which any such sale occurred; or

          (b) an amount equal to 100% of the average of the high and low selling price of Stock on the NASDAQ Stock Exchange on the Exercise Date, or if there is no such sale on the Exercise Date, on the most recent preceding day on which any such sale occurred.

     3.03. No employee may be granted an option that permits his rights to purchase Stock under the Plan and under all other employee stock option plans of the Company and its parent and subsidiary corporations to exceed the amount provided by Section 423(b)(8) of the Code from time to time for each calendar year in which such option is outstanding at anytime. If an employee would become entitled to purchase a number of shares exceeding such maximum amount, the number of shares available for purchase by the employee shall be reduced by such excess.

         SECTION 4.  ELECTIONS TO PURCHASE SHARES AND PAYROLL DEDUCTIONS

     Not later than 45 days (or such longer or shorter period established by the Company) after the Offering Date, an employee may elect to purchase all, part or none of the shares that he is entitled to purchase with respect to that Offering Date. Such election shall be made by the execution by the employee of an approved form authorizing uniform payroll deductions over the Payroll Deduction Period, in such amounts as will in the aggregate (exclusive of interest) equal the total option price described in Section 3.02 of all shares that he has elected to purchase. An employee may elect payroll deductions equal to 1%, 2%, 3%, 4% or 5% of the employee's total compensation (or portion of such total compensation used by the Board under Section 3.01). The minimum payroll deduction shall be 1%. Any election to purchase may be reduced or terminated as hereinafter set forth. With respect to shares as to which no election to purchase is made by the employee on or before the relevant time period after the Offering Date, the option granted to the employee on that Offering Date shall expire.

                      SECTION 5.  NUMBER OF SHARES OFFERED

     5.01. The aggregate number of shares which may be issued under the Plan is 300,000 shares of Stock, which shares may be authorized but unissued shares or treasury shares, or both. Should the total number of shares specified in all employees' initial elections to purchase as provided in Section 4 with respect to any Offering Date exceed the aggregate number of shares for which options are to be granted on that Offering Date, the Company will, on the Exercise Date, make a pro rata allocation in a uniform manner to all employees who have remained enrolled in the Plan through the Exercise

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Date of the aggregate number of shares for which options were to be granted on such Offering Date, and the initial election to purchase of each such employee will be canceled with respect to any shares in excess of the number of shares allocated to each such employee, written notice will be given to the employee that his election has become effective for a reduced number of shares and any excess funds (together with interest) in the employee's accumulated account will be refunded to him.

     5.02. The aggregate number of shares that may be issued under this Plan may be modified to reflect a change in capitalization of the Company, such as a stock dividend or stock split.

     5.03. If, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock thereafter subject to such option (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the option price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the option price per share shall be proportionately increased.

     5.04. If (i) the Company is to be merged into or consolidated with one or more corporations and the Company is not to be the surviving corporation, (ii) the Company is to be dissolved and liquidated, (iii) substantially all of the assets and business of the Company are to be sold, or (iv) there occurs a "change in control of the Company," then the Board may, in its sole discretion, with respect to any or all options then outstanding under this Plan (a) at any time on or prior to the effective date of such merger, consolidation, dissolution and liquidation, or sale, and, at any time on or after a change in control cause the Exercise Date to be accelerated to a date fixed by the Board ("Acceleration Date") and permit an employee (or his legal representative) to make a lump-sum deposit prior to the Acceleration Date in lieu of the remaining payroll deductions or periodic payments which otherwise would have been made, and upon such Acceleration Date, cancel any unexercised options; or (b) at any time during the 20-day period ending on the effective date of such merger, consolidation, change in control or, if later, the date the Company has notice thereof, cancel any option in whole or in part by payment in cash to the employee of an amount equal to the excess, but only if the amount is positive, of the fair market value of the Company's Common Stock on the date of said cancellation over the option price per share times the number of shares covered by the option or portion thereof so canceled. For purposes hereof, a "change in control of the Company" shall be deemed to have occurred if (i) any "person," as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the "beneficial owner," as such term is used in Rule 13d-3 issued under the Exchange Act, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of two consecutive years, directors of the Company on the date hereof (the "Current Board"), or such directors who are recommended, endorsed or nominated for election to the Board by a majority of the Current Board or their successors so recommended, endorsed or nominated, shall cease to constitute a majority of the Board.

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     5.05.  Any adjustment provided for in this Section 5 shall be subject to any required shareholder action. No adjustment shall be made if such adjustment would result in a modification of an option (within the meaning of Section 424 of the Code), or cause such option to fail to continue to qualify as an option under an employee stock purchase plan (within the meaning of Section 423 of the Code).

            SECTION 6.  APPLICATION OF FUNDS AND PAYMENT OF INTEREST

     6.01. The Company will establish a stock purchase account for employees who elect to purchase shares with respect to an Offering Date (an "Account"), to which all payroll deductions or cash payments of that employee with respect to the Offering Date will be credited. Interest will be credited on the balance in the Account in accordance with the actual rate of interest earned by the investment vehicle in which the account is deposited. Interest credited to the date of termination will be paid to the employee upon termination, for any reason, of his election to purchase shares with respect to that Offering Date. Such Account will be kept in a segregated custodial account which will be protected from the general creditors of the Company.

     6.02. Amounts credited to all Accounts may be maintained or controlled as a single fund or account. The amount, exclusive of interest, credited to each Account as of the close of business on the respective Exercise Date for that Offering Date will be applied by the Company to the payment for the shares to be purchased by such employee on that Exercise Date, any amount not used for this purpose, together with interest, shall be paid in cash to the employee, and the option granted the employee on that Offering Date shall thereupon terminate.

     6.03. In the event that any law or regulation, in the opinion of counsel for the company, may prohibit the handling or use of all or any part of the funds in the manner contemplated by the Plan, the Company may deal with such funds in any lawful manner it may deem advisable.

                   SECTION 7.  CHANGES IN ELECTION TO PURCHASE

     At any time on or before the Exercise Date with respect to an Offering Date, an employee may give written notice that his payroll deductions with respect to such Offering Date shall thereafter be reduced or shall terminate and, as the case may be:

          (a) reduce the amount of his subsequent payroll deductions in which event his election to purchase shall be reduced to the number of shares that may be purchased, at the option price described in Section, with the aggregate amount of the payroll deductions theretofore made and to be made thereafter;

          (b) terminate further payroll deductions and continue his election to purchase with respect to the number of shares that may be purchased, at the option price described in Section 3.02, with the amount (exclusive of interest) then credited to his Account; or

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          (c)  withdraw the entire amount (including interest) in his Account and terminate his election to purchase shares.

Any such reduction, termination or withdrawal shall be irrevocable.

                      SECTION 8.  TERMINATION OF EMPLOYMENT

     In the event that on or prior to the Exercise Date with respect to an Offering Date, the employment of an employee of the Company or of a Participating Subsidiary is terminated otherwise than by his death or retirement under a plan of the Company or such Participating Subsidiary, any election to purchase shares made by him with respect to that Offering Date shall terminate and any amount then credited to his Account, together with interest to the date of termination, shall be paid in cash to him. In the event that on or prior to the Exercise Date, an employee leaves the employ of the Company in connection with the sale of a subsidiary, division or line of business of the Company, the Company may terminate the election of such employee to purchase shares (refunding any amount credited to the employee's Account, together with accrued interest) or continue said election on any basis deemed appropriate by the Company, including the making of arrangements for continued payroll deductions by a successor employer willing to provide this service.

                             SECTION 9.  RETIREMENT

     In the event an employee leaves the employ of the Company or of a Participating Subsidiary by retirement under a plan of the Company or the Participating Subsidiary, the retired employee may elect, within thirty (30) days of his retirement, to either:

          (a) at the Exercise Date, purchase the number of shares that may be purchased, at the option price described in Section 3.02, with the aggregate amount of the payroll deductions made up to retirement; or

          (b) withdraw the entire amount (including interest) in his Account and terminate his election to purchase shares.

           SECTION 10.  LAYOFF, STRIKE OR AUTHORIZED LEAVE OF ABSENCE

     Payroll deductions for shares for which an election to purchase with respect to an Offering Date has been made will be suspended during any period of layoff, strike, or authorized leave of absence without pay of an employee. If such an employee returns to active service prior to the last Payroll Deduction Period preceding the Exercise Date with respect to that Offering Date, his payroll deductions will be resumed.

     An employee on layoff, strike, or authorized leave of absence without pay as of 15 days preceding such Exercise Date shall given written notice prior to such Exercise Date specifying his choice of one of the following options:

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          (a) at the Exercise Date, purchase the number of shares that may be purchased, at the option price described in Section 3.02, with the aggregate amount of the payroll deductions made prior to layoff, strike or authorized leave of absence; or

          (b) withdraw the entire amount (including interest) in his Account and terminate his election to purchase shares.

                               SECTION 11.  DEATH

     In the event of the death of an employee while an election by him to purchase shares with respect to an Offering Date is in effect, the legal representative of such employee may, within 90 days after his death but not later than the Exercise Date with respect to such Offering Date, by written notice elect to either:

          (a) continue the employee's election to purchase with respect to such number of shares as may be purchased, at the option price described in
     Section 3.02, with the amount (exclusive of interest) then credited to the employee's Account, and make no further payments; or

          (b) withdraw the entire amount (including interest) in the employee's Account and terminate his election to purchase shares.

     In the event the legal representative of such an employee shall fail to give notice within the prescribed period, the employee's legal representative will be deemed to have elected (a) above.

                          SECTION 12.  NONASSIGNABILITY

     No option granted under the Plan shall be transferable by the employee otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. Any purported assignment or transfer, whether voluntary or by operation of law (other than by will or the laws of descent and distribution) shall have the effect of terminating such option and the related election to purchase shares thereunder.

                           SECTION 13.  ADMINISTRATION

     13.01. The Plan shall be administered at the Company's principal office in Columbus, Ohio, by the Compensation Committee of the Board (the "Committee"). The Committee is authorized to interpret the Plan and from time to time to adopt such rules and regulations, consistent with the provisions of the Plan, as may be deemed advisable to carry out the Plan. The decision of the Committee shall be final and binding for all purposes with respect to any question arising under the Plan.

     13.02. Uniform policies shall be pursued in the administration of the Plan, and there shall be no discrimination among employees or groups of employees. The administration of the Plan shall

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include the authority, which shall be exercised without discrimination, to make exceptions (available on a uniform basis to all employees) to provisions of the Plan in the case of unusual circumstances where strict adherence to such provisions would work undue hardship. All eligible employees under the Plan shall have the same rights and privileges under the Plan with respect to the number of shares for which options may be granted as provided in
Section 3.

     13.03. The Board shall have the right to amend, modify or terminate the Plan at any time without notice; provided, that no amendment, modification or termination may be made which would impair the rights of the employee in any option theretofore granted without the consent of such employee; and provided, further, that the Board may not make any alteration of amendment to the Plan which would increase the aggregate number of shares that may be issued under the Plan (other than an increase pursuant to Section 5.02 of the Plan) or change the group from among which Participating Subsidiaries may be designated.

                        SECTION 14.  TERMINATION OF PLAN

     The period for payroll deductions with respect to any Offering Date may not be extended beyond the Exercise Date for such Offering Date. If no sooner terminated by the Board, the Plan will terminate following the delivery to employees, as soon as practicable after the Exercise Date with respect to the last Offering Date, of stock certificates for all shares purchased and the repayment to them of all funds, including interest, not used for the purchase of shares on that Exercise Date.

                              SECTION 15.  HOLIDAYS

     In the event any date specified in the Plan falls on other than a business day of the Company at its principal office in Columbus, Ohio, such date shall be deemed to refer to the next succeeding business day.

                        SECTION 16.  LIENS NOT AUTHORIZED

     There is no provision in the Plan, or in any contract in connection therewith, whereby any person has or may create a lien on any funds, securities or other property held under the Plan.

                        SECTION 17.  SHAREHOLDER APPROVAL

     In the event this Plan has not been approved by the shareholders of the Company at the time any option is granted hereunder, said option shall be subject to and contingent upon shareholder approval. If the shareholders fail to approve the plan, within twelve (12) months at the Initial Plan Offering, as defined below, no options granted hereunder will be available for exercise.

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                           SECTION 18.  FIRST OFFERING

     Notwithstanding anything contained in the Plan, all persons who are employees on the date of the initial plan offering of the Company's Stock, unless excluded by Sections 2(b) and 2(c) of the Plan, will be eligible for the first Offering ("Initial Plan Offering") under the Plan.

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